SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) May 22, 2001


                          The Network Connection, Inc.
             (Exact Name of Registrant as specified in its charter)


          Georgia                         1-13760                58-1712432
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


The Belgravia, 1811 Chestnut Street, Suite 110, Philadelphia, PA         19103
         (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (215) 972-8191


          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THIS REPORT

ITEM 5. OTHER EVENTS.

     As reported by The Network Connection, Inc., a Georgia corporation ("Registrant"), on April 5, 2001 under Item 3 of a Current Report on Form 8-K, on March 24, 2001, Registrant filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the Eastern District of Pennsylvania, in Philadelphia (the "Bankruptcy Court"). The case number is 01-14306. The Registrant continues to maintain its assets, operate its businesses and manage its affairs as a debtor-in-possession pursuant to the provisions of the Bankruptcy Code.

     By letter dated May 4, 2001, Registrant requested that the United States Securities and Exchange Commission permit Registrant to modify its filing obligations under Section 13 of the Securities Exchange Act of 1934, as amended, in order that, while the Chapter 11 bankruptcy proceeding is pending, Registrant may file its monthly bankruptcy reports under cover of Current Reports on Form 8-K in lieu of filing Quarterly Reports on Form 10-QSB and Annual Reports on Form 10-KSB.

     Accordingly, Registrant is filing herewith its first monthly report to the Bankruptcy Court for the period ended April 30, 2001, which was filed with the Bankruptcy Court on May 22, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS.

          99.1 Monthly Report to Bankruptcy Court for the Period Ended April 30, 2001.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE NETWORK CONNECTION, INC.


Dated:  May 22, 2001                     By: /s/ Irwin L. Gross
                                             -----------------------------
                                             Name:  Irwin L. Gross
                                             Title: Chairman and
                                                    Chief Executive Officer

                                 EXHIBIT INDEX

     Exhibit No.                        Description
     -----------                        -----------
        99.1 Monthly Report to Bankruptcy Court for the Period Ended April 30, 2001.